Computation of Tax Expense Applying Federal Corporate Tax Rate (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Schedule Of Effective Income Tax Rate Reconciliation [Line Items]
Computed "expected" tax benefit	$ (800,084)	$ (16,579)
State tax benefit, net of federal effect	(166,285)	(2,124)
Change in valuation allowance	480,742	(98,800)
Non-deductible expenses	(435,030)	147,313
Income Tax Expense (Benefit)	$ 33,714	$ 29,810